UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 14, 2013

Coeur Mining, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8641	82-0109423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

505 Front Ave., P.O. Box “I”

Coeur d’Alene, Idaho, 83816

(Address of Principal Executive Offices)

(208) 667-3511

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 16, 2013, Coeur d’Alene Mines Corporation (the “Company”) changed its state of incorporation from the State of Idaho to the State of Delaware (the “Reincorporation”) and changed its name to Coeur Mining, Inc. (the “Name Change”). On May 14, 2013, in connection with the Reincorporation, the Company’s Board of Directors approved a new form of Indemnification Agreement (the “Indemnification Agreement”) between the Company and each of its directors and executive officers (the “Covered Persons”). The Company expects its directors and executive officers will execute Indemnification Agreements substantially in the form approved.

The Indemnification Agreement provides that if a Covered Person was, is or is threatened to be made a party to or is otherwise involved in a proceeding by reason of being a director or officer, then the Company will indemnify the Covered Person against all expenses, liability or loss to the fullest extent permitted by the Delaware General Corporation Law. In addition, and subject to certain limitations, the Indemnification Agreement provides for the advancement of expenses incurred by or on behalf of the Covered Person in connection with any proceeding not initiated by the Covered Person.

The foregoing is only a summary of the Indemnification Agreement and is qualified in its entirety by reference to the form of Indemnification Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On May 14, 2013, the Company’s Board of Directors approved an amended Code of Business Conduct and Ethics (the “Code”) for directors, officers and employees. The amendments to the Code address the following matters:

•

Honest and ethical conduct. The Code was amended to emphasize the importance of acting with integrity and observing the highest ethical standards of business conduct in dealings with Company employees and with third parties such as suppliers and service providers.

•

Corporate opportunities. The section on corporate opportunities was expanded to provide additional guidance on the types of corporate opportunities that may impact an individual’s duties to the Company.

•

Conflicts of interest. The section on conflicts of interest was expanded to provide additional guidance on the types of situations that may create conflicts of interest and to provide more detail on the Company’s processes for reviewing and handling situations that may create conflicts of interest.

•

Use of Company property, including information and information systems. Several Code sections were expanded to provide additional guidance on the protection and proper use of Company property, including confidential information, intellectual property and information systems. The Code also clarifies what constitutes Company information, Company property and the Company’s intellectual property.

•

Compliance with laws. The Code provides additional guidance on compliance with applicable laws and emphasizes that employees and directors should seek advice where they need more information about specific laws, rules and regulations.

•	Insider trading. The section on insider information was revised to address application of the Company’s insider trading policies to trading in securities of other companies.

•

Gifts and entertainment. The discussion of gifts and entertainment was updated to provide additional guidance on giving and receiving gifts and entertainment when doing business with both private parties and governments.

•

Business with foreign governments. The Code includes an updated section on doing business with foreign governments and government officials and on applicable requirements of the Foreign Corrupt Practices Act. Additionally, this section was revised to take into account that the Company has an Anti-Corruption and Anti-Bribery Policy (as discussed in the Code) that addresses these subjects in detail.

•	Requests for information. The Code was amended to provide procedures for responding to questionnaires and requests for statistical information from outside sources.

•

Methods for reporting potential misconduct. The Code was amended to include additional methods for reporting potential misconduct and to include additional guidance on the types of information employees should endeavor to provide the Company in reporting potential misconduct.

•	Oversight of the Code. Responsibility for overseeing the Code was moved from the Company’s Nominating and Corporate Governance Committee to the Company’s Audit Committee.

•

Internal policies. The Code was amended to reflect that the Company has adopted a number of internal policies that provide additional guidance on areas addressed in the Code and that apply to all directors, officers and employees. These policies address matters including the handling reports of potential misconduct, anti-corruption and anti-bribery, environmental, health and safety matters, records management and use of information systems.

•	Additional changes. The Code reflects a number of organizational, clarifying and language changes that are designed to make the Code easier to understand and use.

The above description is qualified in its entirety by the terms of the Code, which is attached as Exhibit 14.1 and incorporated by reference in this report. The Code also is available on the “Corporate Governance” section of the Company’s website under the heading “Charters and Policies”.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Company held its 2013 Annual Meeting of Shareholders on May 14, 2013, in Chicago, Illinois. The Company’s shareholders voted on the following four proposals at the Annual Meeting. The number of votes cast for and against each proposal and the number of withheld votes, abstentions and broker non-votes are set forth below.

Proposal 1. Election of Directors

The shareholders elected the following eight individuals to the Company’s Board of Directors for one-year terms expiring at the 2014 Annual Meeting. The voting results were as follows:

	For	Withheld	Broker Non-Votes

Robert E. Mellor	56,372,714	968,764	13,666,255

John H. Robinson	56,379,514	961,964	13,666,255

J. Kenneth Thompson	56,200,894	1,140,584	13,666,255

Sebastian Edwards	56,536,096	805,382	13,666,255

Mitchell J. Krebs	56,649,742	691,736	13,666,255

Linda L. Adamany	56,863,435	478,043	13,666,255

Kevin S. Crutchfield	56,550,165	791,313	13,666,255

Randolph E. Gress	56,852,864	488,614	13,666,255

Proposal 2. Approval of advisory resolution on executive compensation.

The shareholders approved an advisory resolution on executive compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes

55,222,960	1,126,970	991,548	13,666,255

Proposal 3. Ratification of Appointment of Independent Registered Public Accounting Firm.

The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2013 fiscal year. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes

70,103,742	724,298	179,693	—

Proposal 4. Reincorporation of the Company from the State of Idaho to the State of Delaware.

The shareholders approved the reincorporation of the Company from the State of Idaho to the State of Delaware. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes

56,867,287	374,347	99,844	13,666,255

Item 7.01.	Regulation FD Disclosure

The CUSIP numbers applicable to the Company’s common stock and warrants remained 192108504 and 192108116, respectively, after the effectiveness of the Reincorporation and Name Change.

A copy of the Company’s press release announcing the preliminary results of the Company’s 2013 Annual Meeting of Shareholders is attached as Exhibit 99.1 to this report and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	List of Exhibits

Exhibit No.	Description

Exhibit 10.1	Form of Indemnification Agreement.

Exhibit 14.1	Amended Code of Ethics.

Exhibit 99.1	Press release, dated May 14, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR MINING, INC.

Date: May 16, 2013	By:	/s/ Casey M. Nault
	Name:	Casey M. Nault
	Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

Exhibit 10.1	Form of Indemnification Agreement

Exhibit 14.1	Amended Code of Ethics

Exhibit 99.1	Press release, dated May 14, 2013.